John Hancock
Disciplined Value Fund

SUMMARY PROSPECTUS 7–1–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information both dated 7-1-10, and most recent financial highlights information included in the shareholder report, dated 3-31-10, are incorporated by reference into this Summary Prospectus.

 Class R1: JDVOX            Class R3: JDVHX            Class R4: JDVFX            Class R5: JDVVX

Investment objective

The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R1	Class R3	Class R4	Class R5

Maximum front-end sales charge (load) on purchases as a % of purchase price	None	None	None	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R1			Class R3			Class R4			Class R5

Management fee		0.75			0.75			0.75			0.75

Distribution and service (12b-1) fees		0.50			0.50			0.25			0.00

Other expenses[1]		1.11			6.96			1.55			7.00

Service plan fee	0.25			0.00			0.00			0.00

Additional expenses	0.86			6.96			1.55			7.00

Total annual fund operating expenses		2.61			8.21			2.55			7.75

Contractual expense reimbursement[2]		−0	.97		−6	.67		−1	.31		−6	.81

Total annual fund operating expenses after expense reimbursements		1.64			1.54			1.24			0.94

1	“Other expenses” reflects a change in the contractual transfer agency and services agreement effective July 1, 2010.
2	The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.64%, 1.54%, 1.24% and 0.94% for Class R1, R3, R4 and R5 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses. These expense limitations shall remain in effect until July 31, 2011, and thereafter until terminated by the adviser.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R3	Class R4	Class R5

1 Year	167	157	126	96

3 Years	719	1,801	669	1,665

5 Years	1,299	3,342	1,238	3,149

10 Years	2,872	6,782	2,787	6,515

A Domestic Equity Fund

 John Hancock Disciplined Value Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal investment strategies

The fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the subadviser as having value characteristics.

The subadviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The subadviser selects securities for the fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The fund may also invest up to 20% of its total assets in foreign currency-denominated securities.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in initial public offering of securities (IPO). An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity risk Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Past performance

Calendar year total returns The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund, by showing changes in the fund’s performance from year to year; however, as always, past performance (before and after taxes) does not indicate future results. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison. The Russell 1000 Value Index is included as an additional broad-based index.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

January 16, 1997 is the inception date for the Class A shares. Class R1 shares and Class R3, R4 and R5 shares were first offered on July 10, 2009 and May 22, 2009, respectively; the returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, R3, R4 and R5 shares, respectively.

Calendar year total returns — Class R1 (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
18.24	3.10	−20.40	24.74	14.94	9.73	18.59	3.51	−33.69	25.62

Total return The fund’s total return for the three months ended March 31, 2010 was 6.26%.

Best quarter: Q2 ’09, 17.94%

Worst quarter: Q4 ’08, −20.68%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class R1 before tax	25.62	2.33	4.55

After tax on distributions	25.62	0.92	3.19

After tax on distributions, with sales	16.65	1.68	3.40

Class R3 before tax	25.66	2.42	4.65

Class R4 before tax	26.13	2.74	4.97

Class R5 before tax	26.50	3.05	5.29

S&P 500 Index	26.46	0.42	−0.95

Russell 1000 Value Index	19.69	−0.25	2.47

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Robeco Investment Management, Inc.

Portfolio management

Mark E. Donovan
Co-portfolio manager

Managed the fund since inception

David J. Pyle
Co-portfolio manager

Managed the fund since 2005

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R1, R3, R4 and R5 shares of the fund. You may redeem shares of the fund on any business day by contacting your retirement plan administrator or recordkeeper.

 John Hancock Disciplined Value Fund

Taxes

The fund typically declares and pays income dividends annually and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC    340RSP 7-1-10    SEC file number: 811-21777